SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001


                              VISIONICS CORPORATION

             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-18856                  41-1545069
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                                5600 ROWLAND ROAD
                              MINNETONKA, MN 55343
                    (Address of principal executive offices)


                   FORMERLY KNOWN AS DIGITAL BIOMETRICS, INC.
          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (952) 932-0888

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS


         On February 16, 2001, Digital Biometrics, Inc., a Delaware corporation (the "Company" or "Registrant"), completed its merger with Visionics Corporation, a New Jersey corporation ("VT Corp."), pursuant to the Agreement and Plan of Merger, dated as of October 18, 2000 (the "Merger Agreement"), as amended, by and among the Company, VT Corp. and VC Acquisition Corp., a New Jersey corporation and wholly owned subsidiary of the Company ("Acquisition Corp"). Following consummation of the merger, VT Corp. became a wholly owned subsidiary of the Company. As part of the transactions associated with the merger, the Company changed its name to Visionics Corporation and the former Visionics Corporation (VT Corp.) changed its name to Visionics Technology Corporation.

         Pursuant to the Merger Agreement, Acquisition Corp., the Company's wholly owned subsidiary, was merged with and into VT Corp. and each share of VT Corp. common stock was converted into the right to receive 0.51823 shares of the Company's common stock. No fractional shares of the Company's common stock will be issued. Former VT Corp. stockholders otherwise entitled to a fractional share will receive a cash payment equal to such fraction of a share multiplied by $5.71275, the average closing share price of the Company's common stock during the 20 consecutive trading days ending on the trading day immediately preceding the closing date of the merger as reported by The Nasdaq National Market.

         In addition, pursuant to the Merger Agreement, each option and right to acquire VT Corp. common stock granted under VT Corp.'s stock-based incentive plan outstanding immediately prior to the effective time of the merger was converted into an option to purchase Company common stock and the Company assumed each such option or right in accordance with the terms of the VT Corp. stock-based incentive plan by which it is evidenced. By virtue of the assumption by the Company of such VT Corp. options and rights, from and after the effective time of the merger: (i) each VT Corp. option or right to acquire common stock assumed by the Company may be exercised solely for Company common stock; (ii) the number of shares of Company common stock subject to such VT Corp. option or right is equal to the number of VT Corp. shares subject to the option or right immediately prior to the effective time of the merger multiplied by 0.51823 (the exchange ratio in the merger), rounded to the nearest whole number of shares of Company common stock; and (iii) the per share exercise price for each such option or right is equal to the quotient obtained by dividing the exercise price per share of such option or right immediately prior to the effective time of the merger by 0.51823, rounded to the nearest whole cent.

         The foregoing descriptions of the Merger Agreement are qualified in their entirety to the full text of the Merger Agreement, included as an exhibit hereto.

ITEM 5.     OTHER

         On February 15, 2001, the Company amended its Certificate of Incorporation to change its name from Digital Biometrics, Inc. to Visionics Corporation.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired. Pursuant to Item 7(a)(4), financial statements required by this item will be filed no later than May 2, 2001.

         (b) Pro Forma Financial Information. Pursuant to Item 7(b)(2), financial statements required by this item will be filed no later than May 2, 2001.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of October 18, 2000, by and among the Registrant, VT Corp. and Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of November 28, 2000, by and among the Registrant, VT Corp. and Acquisition Corp. (incorporated by reference to Exhibit 10.19 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         3.1 Certificate of Incorporation, as amended through April 18, 1998 (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, effective March 11, 1993, File No. 33-58650, and to
Exhibit 3.1 to the Registrant's Report on Form 10-Q for the quarter ended March 31, 1998).

         3.2 Amendment to Certificate of Incorporation dated October 6, 2000, (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         3.4 Amendment to Certificate of Incorporation filed February 15, 2001.

         99.1 Press Release dated February 15, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VISIONICS CORPORATION


                                       By: /s/ Robert F. Gallagher
                                           -------------------------------------
                                           Robert F. Gallagher
                                           Its Chief Financial Officer


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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of October 18, 2000, by and among the Registrant, VT Corp. and Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of November 28, 2000, by and among the Registrant, VT Corp. and Acquisition Corp. (incorporated by reference to Exhibit 10.19 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         3.1 Certificate of Incorporation, as amended through April 18, 1998 (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, effective March 11, 1993, File No. 33-58650, and to
Exhibit 3.1 to the Registrant's Report on Form 10-Q for the quarter ended March 31, 1998).

         3.2 Amendment to Certificate of Incorporation dated October 6, 2000, (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-4 filed December 8, 2000, File No. 333-51526).

         3.4 Amendment to Certificate of Incorporation filed February 15, 2001.

         99.1 Press Release dated February 15, 2001.